OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Building Scale and Providing Substantial Future Growth Opportunities Exhibit 99

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP

“Safe Harbor” Statement under the Private Securities
Litigation Reform Act of 1995
1
This presentation and accompanying oral remarks contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements may be identified by the use of predictive, future-tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. These statements speak only as of the date of this presentation or the date of the document incorporated by reference, as applicable, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, including the documents incorporated by reference, and relate to, among other things, the successful completion of the proposed acquisition, our intent, belief or current expectations of our directors or our officers with respect to: our future financial condition, results of operations or prospects; estimates of our economic iron ore and coal reserves; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward looking statements as a result of various factors, some of which are unknown, including, without limitation:
• our ability to successfully complete the proposed acquisition;
• our ability to successfully integrate Consolidated Thompson’s operations;
• our ability to achieve the synergies of the proposed acquisition;
• our ability to achieve the strategic and other objectives related to the proposed acquisition;
• the impact of the current global economic crisis, including downward pressure on prices;
• trends affecting our and/or Consolidated Thompson’s financial condition, results of operations or future prospects;
• the outcome of any contractual disputes with our customers;
• the ability of our customers to meet their obligations to us on a timely basis or at all;
• our ability to maintain good relationships with Consolidated Thompson’s customers following consummation of the acquisition;
• our actual economic iron ore and coal reserves;
• the success of our business and growth strategies;
• our ability to successfully identify and consummate any strategic investments;
• adverse changes in currency values;
• the outcome of any contractual disputes with our significant energy, material or service providers;
• the success of our cost-savings efforts;
• our ability to maintain adequate liquidity and successfully implement our financing plans;
• our ability to maintain appropriate relations with unions and employees;
• uncertainties associated with unanticipated geological conditions related to underground mining;
• the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; and
• the risk factors referred to in the “Risk Factors” section of our documents filed with the Securities and Exchange Commission.
Reference is made to the detailed explanation of the many factors and risks that may cause such predictive statements to turn out differently, set forth in the Company's Annual Report and Reports on
Form 10-K, Form 10-Q and previous documents filed with the Securities and Exchange Commission, which are publicly available on Cliffs Natural Resources' website. The information contained in this document speaks as of today and may be superseded by subsequent events.
We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur.
We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.
The information concerning Consolidated Thompson, including Cliffs’ expectations relating to the impact of the completion of an acquisition of Consolidated Thompson, contained in this release has been taken from or based upon publicly available documents and records filed with the Canadian securities regulatory authorities and other public sources at the time of this release and has not been independently verified by Cliffs. Cliffs assumes no responsibility for the accuracy or completeness of such information, or for any failure by Consolidated Thompson to disclose publicly facts, events or acts that may have occurred or come into existence or that may affect the significance or accuracy of any such information but which are unknown to Cliffs. We also strongly urge you to not rely on any single financial measure to evaluate our business. Please see refer to the appendix for important information.

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP

Joseph Carrabba
Chairman, President & Chief Executive Officer
Laurie Brlas
Executive Vice President, Finance and
Administration & Chief Financial Officer
Steve Baisden
Senior Director, Investor Relations & Communications

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP
$0
$30
$60
$90
$120
$150
Jan 2006 Jul 2006 Jan 2007 Jul 2007 Jan 2008 Jul 2008 Jan 2009 Jul 2009 Jan 2010 Jul 2010 Jan 2011
3
2006
Sales: $2.0
Cliffs’ Strategic Execution – Diversifying, Building
Scale, and Adding Shareholder Value
($ in billions, except share price data)
2007
Sales: $2.3
2008
Sales: $3.6
2008
Acquired remaining
stake in Portman
Limited (15%)
Acquired remaining
stake in United
Taconite (30%)
Acquired stake in
Golden West, an
Australian iron ore
junior mining
company
2009
Sales: $2.3
Sales¹: $4.4
2010E
2007
Acquired 30% interest in
Amapá iron ore project in
Brazil
Acquired 45% economic
interest in Sonoma, hard
coking and thermal coal
mine in
Queensland, Australia
Acquired PinnOak, Central
Appalachian high-quality,
low-volatility
met coal mines
2010
Acquisition of INR
Energy’s West
Virginia coal assets
Control of Big Daddy
chromite deposit
consolidated
2009
Announced acquisition
of remaining stake in
Wabush Mines (73%)
Announced acquisition
of Freewest Resources
Added to
S&P 500 Index
3
North
American
Iron Ore
62%
North
American
Coal
10%
Other
4%
Asia
Pacific
Iron Ore
24%
1 Company guidance as per December 2010 Investor Presentation
2011
2011
Announced
Consolidated
Thompson
acquisition

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP
Diversifying Cliffs’ Product Mix
(by metric tons)
4
2009
Cliffs product mix
North American
Iron Ore
62%
Asia Pacific
Iron Ore
32%
North American
Coal
6%
North American
Iron Ore
54%
Asia Pacific
Iron Ore
18%
North American
Coal
12%
Seaborne
Concentrate to Asia
16%
2011E
Cliffs product mix
Beyond 2013E
Cliffs product mix
North American
Iron Ore
45%
Asia Pacific
Iron Ore
18%
Seaborne
Concentrate to Asia
27%
1
Based on Cliffs’ 2009 From 10-K reported tons sold by product segment (all figures converted to metric tons)
2
Assumes (a) completion of the acquisition; (b) Cliffs’ 2011 guidance disclosed within its 3 rd
quarter 2010 Form 10-Q and (c) Consolidated Thompson’s June 2010 Feasibility Study
3
Assumes (a) completion of the acquisition; (b) Cliffs’ 2011 guidance used for 2013 production and (c) completion of Consolidated Thompson’s expansion projects disclosed in June 2010
Feasibility Study with total capacity reaching 16 million metric tons
Note: Excludes Cliffs’ Asia Pacific Coal and Amapà
North American
Coal
10%
1 2

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Consolidated Thompson
An Emerging World-Class Iron Ore Producer
5
One of the fastest developing iron ore producers in
North America with over 580 million tonnes
of reserves
Access to Asia market
Profitable and positive operating cash flow in its
second quarter of production
Excellent infrastructure with power, rail and port
access capable of supporting growth profile
Expected to double its annual iron ore capacity to
an annualized 16 million tons
Attractive development opportunities at Lamêlée and
Peppler Lake with approximately 935mt of indicated
iron ore resources
Expected to be a low-cost producer

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP
Significant Synergy Potential

Conveyor, dock and loading
— Leverage Wabush port and loading capacity
— Lower loading costs
— Increase loading rates and potential annual shipping tonnage
Capture pellet premium margin
— Potential to feed currently idled furnace capacity at Wabush
Parts, supplies and warehouse efficiencies
Technical expertise, management and administrative tasks
Expect to realize ~$75mm in pre-tax annual operating synergies

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP
Strategic Diversification in Cliffs’ Core Product

Significantly increases exposure to seaborne customers
Major diversification of Cliffs’ client base
–
Substantially all of Consolidated Thompson’s production sold into Asian markets
–
Long-term contracts with Wuhan Iron and Steel (Group)
Corporation (“WISCO”) and others
Establishes a strategic relationship with one of the leading
Chinese steel producers
–
WISCO, China’s 3   largest steel maker is Consolidated
Thompson’s largest customer and 25% partner in Bloom Lake
Significantly enhances Cliffs’ growth profile
–
Consolidated Thompson expected to double production from
current run rate
–
Potential further development of reserve base
Expected to be a low-cost producer and globally competitive
Low operating risk and achievable synergies
—
Adjacent to Cliffs’ Wabush operation
—
Cliffs has mined in Quebéc for 45 years
—
Consolidated Thompson has attractive technical characteristics
—
Sound regulatory environment
rd

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP
Transaction Overview

Cliffs Natural Resources to acquire all of the common shares of Consolidated Thompson Iron Mines Ltd.
The total transaction value is approximately C$4.9 billion (including net debt)
Consolidated Thompson’s Board has recommended that its shareholders approve the transaction
Consolidated Thompson’s existing off-take agreement with WISCO is expected to continue with Cliffs
–
WISCO will continue to hold a 25% partnership interest in Bloom Lake
Transaction
Under the terms of the transaction, Consolidated Thompson’s shareholders will receive C$17.25 per share,
C$4.9 billion in aggregate, consisting of all cash
The transaction represents an implied premium of 30% to Consolidated Thompson’s closing share price as of
January 10, 2011.
Bridge financing for the transaction has been committed by J.P. Morgan
Cliffs expects to access capital markets to arrange permanent financing
It is Cliffs’ objective to maintain current BBB-/Baa3 ratings
Financing
Significant synergy potential with Cliffs’ Eastern Canadian operations
Transaction is expected to be modestly accretive to earnings and cash flow in 2011 and 2012
Financial Impact
The transaction is expected to close in early second quarter, subject to satisfaction or waiver of customary closing conditions
Anticipated Closing
Consideration

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Maintaining a Strong Financial Position

Committed Financing
— Committed 364-day bridge facility
— Available liquidity
Targeted Permanent Financing
— Expect to access capital markets
Strong Pro Forma Balance Sheet
— Ample liquidity
— Manageable debt maturity profile
— Strong cash flow generation
— It is Cliffs’ objective to maintain current BBB-/Baa3 ratings

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP

Source:  Cliffs Management Estimates, Technical Reports, Company Filings, Anglo American Annual Report 2009
=  CLF Iron Ore Capacity
=  CLM Iron Ore Capacity
US Iron Ore
Production Capacity:
24.5Mt
Canadian Iron Ore
Production Capacity:
5.6Mt + 16.0Mt
Australian Iron Ore
Production Capacity:
11.0Mt
Brazilian Iron Ore
Production Capacity:
1.5Mt
Expanding Cliffs’ Global Reach at Seaborne Rates
=  CLF Coal Capacity
Australian  Coal
Production
Capacity:
1.5Mt
US Coal Production
Capacity:
7.9Mt (3.5Mt shipped
to Europe)
Notes:  Tonnage in metric tonnes.  Reflects attributable portion of total production capacity as stated in public filings, adjusted for subsequent public announcements regarding CT and Cliffs’ Australia capital expenditure projects.  Capacity figures are estimated at 2013 equity levels.

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP

Why Consolidated Thompson?
Seaborne iron ore
Strategic relationship with
leading global steel producer
Builds on platform in Eastern
Canada
Strategic
High-quality concentrate
Open-pit mining
Proximity to Cliffs’ existing
Eastern Canadian operating
Constructive mining jurisdiction
Excellent health, safety and
environmental record
Operational
Meaningful earnings and cash
flow potential
Strong growth profile
Accretive
Significant and achievable
synergy opportunities
Financial

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Building Scale and Providing Substantial Future Growth Opportunities

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP 13 Appendix

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP

The Acquisition Is at the Core of Cliffs’ Growth Strategy
14
NORTH
AMERICA
ASIA PACIFIC
(AUSTRALIA)
SOUTH
AMERICA
(BRAZIL)
NORTH
AMERICAN
MET COAL
SEABORNE
IRON ORE
IRON ORE
SEABORNE
MET COAL
SEABORNE
FERROALLOYS
Cliffs’ strategy: Geographic and mineral diversification
Minerals Geographies
Diversify into other end-markets and
other steel-related minerals
Expand geographically into
low-political-risk geographies
Emphasize cash-flow positive,
profitable, commercial-stage
businesses
Also evaluate opportunities in the early
stage of development

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Increasing Exposure to High Growth Seaborne Customers
(by metric tonnes)
15
Cliffs’ 2009 Iron Ore Markets
served¹
North American
Pellets
60%
Seaborne to Europe and the
Middle East
4%
Seaborne to
Asia
36%
Cliffs’ 2009 Iron Ore markets served
+
Consolidated Thompson’s markets served
1
Based on Cliffs’ 2009 10K reported annual capacity for North American Iron Ore and Asia Pacific Iron Ore; Assumes Wabush, Koolyanobbing, and Cockatoo
Island capacity is sold to seaborne customers in Asia; Amapà capacity is sold to Europe and the Middle East; Empire, Tilden, Hibbing, Northshore, and United
Taconite capacity is sold as pellets into the North American market; Production figures above represent Cliffs’ equity capacity
2
Assumes completion of Consolidated Thompson’s expansion projects disclosed in June 2010 Feasibility Study with total capacity reaching 16mm metric tons per year
North American
Pellets
43%
Seaborne to Europe and the
Middle East
3%
Seaborne to
Asia
54%
1
2

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP

Attractive Commercial Relationships with
Leading Asian Players
16
8
2011E Beyond 2013
Wuhan Iron & Steel (Group) Corporation (“WISCO”)
China’s 3
rd
-largest steel producer – produced more than 30mm
metric tons of steel in 2009
WISCO affiliate to purchase minimum of 50% of total annual
production for first 8 million tons of iron ore produced each year by Consolidated Thompson
Worldlink Resources (“Worldlink”)
A leading integrated commercial company that imports and
exports iron ore, coal, and other bulk solids
Agreement to purchase 7 million metric tons of iron ore
concentrate per year over a seven-year period
SK Networks (“SKN”)
Subsidiary of SK Group, South Korea’s 3
rd
-largest conglomerate
operating in trading, information technology, energy distribution, and overseas resource development
Agreement to purchase one million metric tons of iron ore
concentrate from the Bloom Lake mine
Consolidated Thompson’s est. production (metric tons mm)
Source: Consolidated Thompson June 2010 Feasibility Study

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP

Cliffs Natural Resources’ Global Footprint
Access to high-growth Asian markets
Pricing correlates to Australian pricing for
lump and fines
Largest iron ore producer in North America
Significant position in North American
metallurgical coal
A developing project in a low-cost
mining district
Asia Pacific North America Latin America

OPERATIONAL EXCELLENCE  |  A WORLD LEADER  |  STEWARDSHIP
Cliffs’ Strategic Imperatives Going Forward

Scale
through
diversification
Global
execution
Operational
excellence
Building scale through diversification
Multiple Revenue Streams
Product Diversification
Geographic Presence
Operational excellence
Safety
Technical Competencies
Operating Efficiencies
Global execution
Competencies of the Firm
Outlook of Personnel
Global Scalability
Shareholder returns
Shareholder Value
Risk Management
“Earning the Right to Grow”
Shareholder
returns